Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ballantyne of Omaha, Inc. on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John P. Wilmers, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:                    November 14, 2003

/s/ John P. Wilmers
John P. Wilmers
Chief Executive Officer

A signed original of this written statement required by section 906 has been provided to Ballantyne of Omaha, Inc. and will be retained by Ballantyne of Omaha, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.